EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to our Quarterly Report of Blow & Drive Interlock Corporation (the “Company”) on Form 10-Q/A for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Laurence Wainer, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	June 5, 2018
/s/ Laurence Wainer
		By:	Laurence Wainer
Interim Chief Financial Officer and Chief Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Blow & Drive Interlock Corporation and will be retained by Blow & Drive Interlock Corporation and furnished to the Securities and Exchange Commission or its staff upon request.